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                                                                    Exhibit 99.6

                       PIONEER-STANDARD ELECTRONICS, INC.
                 QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS
           FOR THE THREE MONTHS AND YEAR ENDED MARCH 31, 2003 AND 2002

                                                   Three Months Ended                  Year Ended
                                                        March 31                        March 31
                                               ----------------------------    ----------------------------
(In Thousands, Except Per Share Data)               2003            2002            2003            2002
                                               ------------    ------------    ------------    ------------

Net Sales                                      $    261,339    $    285,548    $  1,171,631    $  1,294,322
Cost of goods sold                                  226,874         244,698       1,022,378       1,123,839
                                               ------------    ------------    ------------    ------------
        Gross margin                                 34,465          40,850         149,253         170,483
Warehouse, selling and administrative
    expenses                                         32,794          34,021         135,899         154,682
Restructuring charges                                20,697             473          20,697             473
                                               ------------    ------------    ------------    ------------
        Operating Income (Loss)                     (19,026)          6,356          (7,343)         15,328
Other (Income) Expense
        Other income, net                              (496)         (1,175)           (966)           (873)
        Investment impairment                        14,600               -          14,600               -
        Interest expense, net                         2,656           2,111           9,343          11,257
        Loss on retirement of debt                    1,164               -           1,164               -
                                               ------------    ------------    ------------    ------------
Income (Loss) Before Income Taxes                   (36,950)          5,420         (31,484)          4,944
        Provision (benefit) for income taxes        (13,805)          1,518         (11,739)          1,618
        Distributions on mandatorily
           redeemable convertible trust
           preferred securities, net of tax           1,715           1,511           6,315           6,237
                                               ------------    ------------    ------------    ------------
Income (Loss) from Continuing Operations       $    (24,860)   $      2,391    $    (26,060)   $     (2,911)
Income (Loss) from Discontinued
    Operations, net of tax                           14,210          (8,668)         18,777          (4,136)
                                               ------------    ------------    ------------    ------------
Loss before Cumulative Effect of Change in
    Accounting Principle                       $    (10,650)   $     (6,277)   $     (7,283)   $     (7,047)
        Cumulative Effect of Change in
          Accounting Principle, net of  tax               -               -         (34,795)              -
                                               ------------    ------------    ------------    ------------
Net Loss                                       $    (10,650)   $     (6,277)   $    (42,078)   $     (7,047)
                                               ============    ============    ============    ============
PER SHARE DATA:
BASIC:
Income (Loss) from Continuing Operations       $      (0.91)   $       0.09    $      (0.96)   $      (0.11)
Income (Loss) from Discontinued Operations             0.52           (0.32)           0.69           (0.15)
                                               ------------    ------------    ------------    ------------
Loss before Cumulative Effect of Change in
   Accounting Principle                        $      (0.39)   $      (0.23)   $      (0.27)   $      (0.26)
                                               ------------    ------------    ------------    ------------
Cumulative Effect of Change in Accounting
    Principle                                             -               -           (1.27)              -
                                               ------------    ------------    ------------    ------------
Net Loss                                       $      (0.39)   $      (0.23)   $      (1.54)   $      (0.26)
                                               ============    ============    ============    ============
DILUTED:
Income (Loss) from Continuing Operations       $      (0.91)   $       0.09    $      (0.96)   $      (0.11)
Income (Loss) from Discontinued Operations             0.52           (0.32)           0.69           (0.15)
                                               ------------    ------------    ------------    ------------
Loss before Cumulative Effect of Change in
   Accounting Principle                        $      (0.39)   $      (0.23)   $      (0.27)   $      (0.26)
                                               ------------    ------------    ------------    ------------
Cumulative Effect of Change in Accounting
    Principle                                             -               -           (1.27)              -
                                               ------------    ------------    ------------    ------------
Net Loss                                       $      (0.39)   $      (0.23)   $      (1.54)   $      (0.26)
                                               ============    ============    ============    ============
Weighted Average Shares Outstanding:
        Basic                                    27,355,569      27,106,933      27,291,683      27,040,171
        Diluted                                  27,355,569      27,816,419      27,291,683      27,040,171
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